Statutory Prospectus and Statement of Additional Information Supplement dated February 24, 2020

The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses and Statement of Additional Information for Class A, C, R, Y, R5 and R6 shares of the Fund listed below:

Invesco Oppenheimer Rising Dividends Fund

This supplement amends the Statutory Prospectuses and Statement of Additional Information of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The following information replaces the table in its entirety under the heading “Fund Summary - Management of the Fund” in the prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Raman Vardharaj	Portfolio Manager (co-lead)	2019 (predecessor fund 2018)
Belinda Cavazos	Portfolio Manager (co-lead)	2020
Manind (“Mani”) Govil	Portfolio Manager	2019 (predecessor fund 2016)”

The following information replaces in its entirety the bulleted information regarding the portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Managers” for the Fund in the prospectuses:

•

Raman Vardharaj (co-lead manager), Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Vardaraj managed the predecessor fund since 2018 and was associated with OppenheimerFunds, a global asset management firm, since 2009.

•

Belinda Cavazos (co-lead manager), Portfolio Manager, who has been responsible for the Fund since 2020 and has been associated with Invesco and/or its affiliates since 2020. Prior to joining Invesco, Ms. Cavazos was employed by Boston Trust Walden from 2013 to 2020, where she served as a Managing Director and Portfolio Manager.

•

Manind (“Mani”) Govil, Portfolio Manager, who has been responsible for the Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to the commencement of the Fund’s operations, Mr. Govil managed the predecessor fund since 2016 and was associated with OppenheimerFunds, a global asset management firm, since 2009.”

The following paragraph is added after the bulleted information regarding the individual portfolio managers appearing under the heading “FUND MANAGEMENT – Portfolio Managers” for the Fund in the prospectuses:

“A lead manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.”

The Statement of Additional Information is also amended to reflect the portfolio manager changes above.

O-RISD SUP 022420